UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A
                                 Amendment No. 2


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) May   , 2005
                                                          ------------


                              INTERMOST CORPORATION
                     ------------------------------------
             (Exact name of registrant as specified in its charter)


           Wyoming                     0-30430                 87-0418721
        --------------             -------------           ----------------
 (State or other jurisdiction       (Commission           (IRS Employer
     of incorporation)               file number)        Identification Number)


            31st Floor, 3B31-23 Guomao Building 005 Renmin Rd.(South)
                   Shenzhen, People's Republic of China 518014
               (Address of principal executive offices)(Zip Code)


                              011-86 755 8221-0238
              (Registrant's telephone number, including area code)


                                       N/A
         (Former name and former address, if changed since last report)

Item 4.01 Changes in Registrant's Certifying Accountant


         (a) On May 19, 2005, Intermost Corporation (the "Company") dismissed Grobstein Horwath & Company LLP ("Horwath") as the Company's independent accountant.

         The decision to change accountants was recommended and approved by the board of directors of the Company.

         Horwath's audit report on the financial statements of the Company as of June 30, 2004 and for the year ended June 30, 2004 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

         During the Company's two most recent fiscal years and any subsequent interim period preceding the dismissal of Horwath, there were no disagreements with Horwath on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s) if not resolved to the satisfaction of Horwath, would have caused Horwath to make reference to the subject matter of the disagreement(s) in connection with its report.

         During the Company's two most recent fiscal years and any subsequent interim period preceding the dismissal of Horwath, there have been no reportable events of the type required to be disclosed by Item 304(a)(1)(v) of Regulation S-K.

         The Company has provided Horwath with a copy of the disclosures it is making in response to Item 304(a) of Regulation S-K. The Company has requested that Horwath review the disclosure and furnish the Company with a letter addressed to the Commission stating whether it agrees with the statements made by the Company in response to Item 304(a) of Regulation S-K and, if not, stating the respects in which it does not agree. The draft of this letter was attached to the prior Forms 8-K and 8-K/A. Their response letter is now attached hereto.

(b) On May 19, 2005, the Company engaged Randy Gruber, CPA, PC as its new independent accountant. Prior to the engagement of Randy Gruber, the Company did not consult with such firm regarding the application of accounting principles to a specific completed or contemplated transaction, or any matter that was either the subject of a disagreement or a reportable event. The Company also did not consult with Randy Gruber, CPA, LP regarding the type of audit opinion which might be rendered on the Company's financial statements and no oral or written report was provided by Randy Gruber, CPA, LP.

Item 9.01         Financial Statements and Exhibits

(c)      Exhibits

         16.1     Letter re: change in Certifying Accountants

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                       INTERMOST CORPORATION

Dated: May 26, 2005
                                       By: /s/ Andy Lin
                                          ----------------------
                                             Andy Lin
                                             President

Exhibit 16.1



May 23, 2005


United States Securities and Exchange Commission
Division of Corporate Finance
450 Fifth Street, N.W.
Washington, D.C. 20549

Re: Intermost Corporation

Gentlemen:

We have read Item 4 of the Form 8-K and Form 8-K/A of Intermost Corporation filed on May 20, 2005 and May 23, 2005, respectively, regarding the recent change of auditors. We are in agreement with such statements contained in Item 4(a) therein, except as follows:

The Form 8-K filed on May 20, 2005 and Form 8-KA filed on May 23, 2005 by the Company contain a letter purportedly from Grobstein, Horwath & Company LLP as an exhibit. Please be advised that Grobstein, Horwath & Company LLP never prepared, authorized, approved or otherwised consented to the filing of this exhibit and we disclaim any responsibility for its contents on both filings of this exhibit and we disclaim any responsibility for its contents on both filings. Further, we believe the Company created this letter without our knowledge and consent.

We have no basis to agree or disagree with the statements of the registrant contained in Item 4(b).


Grobstein, Horwath & Company LLP
Sherman Oaks, California